UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On February 27, 2009, CV Therapeutics, Inc. (the “Company”) issued a press release advising its stockholders to take no action at this time in response to Astellas Pharma Inc.’s announcement that its indirect subsidiary, Sturgeon Acquisition, Inc., has commenced an unsolicited tender offer for all outstanding common shares of the Company at a price of $16.00 per share in cash.

The foregoing description is qualified in its entirety by reference to the press release dated February 27, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release dated February 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009	CV THERAPEUTICS, INC.

	By:	/s/ Daniel K. Spiegelman
Daniel K. Spiegelman Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release dated February 27, 2009.